UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) December 16, 2014

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On December 16, 2014, SWS Group, Inc. (“SWS”) and Hilltop Holdings Inc. (“Hilltop”) issued a joint press release announcing that all regulatory approvals required to proceed with the merger of SWS with and into a subsidiary of Hilltop have been received. The companies expect that the transaction will be completed on or about December 31, 2014.

A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01(d). Exhibits.

Exhibit 99.1	Joint Press Release issued by SWS and Hilltop on December 16, 2014.

Cautionary Statement Regarding Forward-Looking Statements

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Hilltop’s and SWS’s actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and, except as required by law, neither Hilltop nor SWS assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the business combination transaction involving Hilltop and SWS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction will not be consummated or that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes. in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Hilltop and SWS operate; (ii) the ability to promptly and effectively integrate the businesses of Hilltop and SWS; (iii) the reaction of the companies’ customers, employees and counterparties to the transaction; and (iv) diversion of management time on merger-related issues. For more information, see the risk factors described in the registration statement on Form S-4 filed by Hilltop and each of Hilltop’s and SWS’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: December 16, 2014	By:	/s/ J. Michael Edge
J. Michael Edge
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Joint Press Release issued by SWS and Hilltop on December 16, 2014.

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